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                                                                   EXHIBIT 10.41

                               FIRST AMENDMENT TO
                           GUARANTY OF PAYMENT OF DEBT

         This FIRST AMENDMENT TO GUARANTY OF PAYMENT OF DEBT (this "First Amendment to Guaranty") is made and entered into as of this 9th day of May, 2003, by and among FOREST CITY ENTERPRISES, INC., an Ohio corporation (the "Guarantor"), KEYBANK NATIONAL ASSOCIATION, as Administrative Agent (the "Administrative Agent"), NATIONAL CITY BANK, as Syndication Agent (the "Syndication Agent" and, together with the Administrative Agent, the "Agents") and the banks party to the Credit Agreement (as hereinafter defined) as of the date hereof (the "Banks").

                              W I T N E S S E T H;

         WHEREAS, Forest City Rental Properties Corporation (the "Borrower"), the Banks, and the Agents previously entered into a certain Credit Agreement dated as of March 5, 2002 (the "Original Credit Agreement"); and

         WHEREAS, the Banks required, as a condition to entering into the Original Credit Agreement, that the Guarantor execute and deliver to the Agents and the Banks a certain Guaranty of Payment of Debt, dated as of March 5, 2002 (the "Guaranty") and the Guarantor agreed to and did execute and deliver the Guaranty to the Agents and the Banks; and

         WHEREAS, the Borrower and the Guarantor have requested that the Banks and the Agents agree to certain amendments to the Original Credit Agreement and to the Guaranty; and

         WHEREAS, the Borrower, the Banks and the Agents have entered into a First Amendment to Credit Agreement dated as of the date hereof (together with the Original Credit Agreement, the "Credit Agreement"), that requires as one of its conditions that the Guarantor enter into this First Amendment to Guaranty.

         NOW, THEREFORE, it is mutually agreed as follows:

         1.       AMENDMENT TO SECTION 1 OF THE GUARANTY.   Section 1 of the
Guaranty shall be amended as follows:

                  (a) Definition of "Indenture." The definition of "Indenture" contained in Section 1 of the Guaranty shall be amended by deleting it in its entirety and replacing it with the following:

                           "Indentures" shall mean, collectively, the indenture
                  of the Parent to The Bank of New York, as indenture trustee, dated as of March 16, 1998 and relating to the 1998 Senior Notes, and the indenture of the Parent to The Bank of New York, as indenture


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                  trustee, dated as of May 19, 2003, and relating to the 2003
                  Senior Notes, and "Indenture" shall mean either of them, as applicable.

                  (b) Definition of "Senior Notes." The definition of "Senior Notes" contained in the Guaranty shall be amended by deleting it in its entirety and replacing it with the following:

                           "Senior Notes" shall mean the 1998 Senior Notes and
                  the 2003 Senior Notes.

                  (c) Addition of Definition of "1998 Senior Notes". Article I of the Credit Agreement shall be amended by adding in its appropriate alphabetical place, the following definition for "1998 Senior Notes":

                           "1998 Senior Notes" shall mean the senior notes of
                  the Parent issued pursuant to the indenture dated as of March 16, 1998, between the Parent and The Bank of New York, as indenture trustee, in the original aggregate principal amount of $200,000.000.

                  (d) Addition of Definition of "2003 Senior Notes." Article I of the Credit Agreement shall be amended by adding in its appropriate alphabetical place, the following definition for "2003 Senior Notes":

                           "2003 Senior Notes" shall mean the senior notes of
                  the Parent issued pursuant to the indenture dated as of May 19, 2003, between the Parent as The Bank of New York, as indenture trustee, in an original aggregate principal amount of up to $300,000,000.

         2. AMENDMENT TO SECTION 9.2(C) OF THE GUARANTY. Section 9.2(c) of the Guaranty shall be amended by inserting the words "of any" after the word "account" contained in the proviso therein, but leaving it the same in all other respects.

         3.       AMENDMENTS TO SECTION 9.5 OF THE GUARANTY.

                  (a) Section 9.5(a). Section 9.5(a) of the Guaranty shall be amended by deleting the first parenthetical contained therein and replacing it with the following parenthetical:

                           (including, without limitation, any default under any
                  of the Senior Notes, either of the Indentures or any other document relating to any of them (after giving effect to any applicable grace period)).

                                       2

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                  (b) Section 9.5. The last sentence of Section 9.5 of the
         Guaranty shall be amended by deleting it in its entirety and replacing it with the following sentence:

                           Further, the Guarantor shall notify the Banks not
                  less than thirty (30) days in advance of entering into any proposed amendment or modification of any of the Senior Notes or either of the Indentures, whether or not the Guarantor believes that the consent of the Required Banks is needed therefor pursuant to Section 9.10(h)(ii) of this Guaranty.

         4. AMENDMENT TO SECTION 9.10(H) OF THE GUARANTY. Section 9.10(h) of the Guaranty shall be amended as follows:

                  (a) Clause (i). Clause (i) of Section 9.10(h) of the Guaranty shall be amended by deleting it in its entirety and replacing it with the following:

                           (i) neither of the Indentures nor any of the Senior
                  Notes may provide that an Event of Default under the Agreement or this Guaranty constitutes a default under such Indenture or any of the Senior Notes, except in the case of an Event of Default that results in the acceleration of the payment of the Debt or constitutes the failure to pay the Debt when due after acceleration or maturity;.

                  (b) Clause (ii). Clause (ii) of Section 9.10(h) of the Guaranty shall be amended by deleting it in its entirety and replacing it with the following:

                           (ii) the Indebtedness represented by the Senior Notes
                  shall be unsecured, pari passu with the Guarantor's obligations under this Guaranty and structurally subordinate to the Borrower's Obligations to the Banks under the Credit Agreement;.

                  (c) Clause (iii). Section 9.10 (h) of the Guaranty shall be amended by adding a new clause (iii) as follows:

                           (iii) neither of the Indentures nor any of the Senior
                  Notes shall be amended or modified without the prior written consent of the Required Banks, including, without limitation,
                  (A) to allow the maturity date of any of the Senior Notes to be less than ten (10) years from the respective date of issue,
                  (B) to provide for payment of interest under any of the Senior Notes less frequently than semi-annually, or (C) to modify the redemption provisions contained therein, including adding additional redemption provisions, other than amendments or modifications that do not adversely affect the Credit Agreement and this Guaranty or their relationship to either of the Indentures or any of the Senior Notes;.


                                       3



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                  (d) Clause (iv). Section 9.10(h) of the Guaranty shall be
         amended by adding a new clause (iv) as follows:

                           (iv) after giving effect to the redemption of the
                  1998 Senior Notes as contemplated in Section 9.13(d) of this Guaranty, the outstanding and unredeemed principal amount of the 1998 Senior Notes and the 2003 Senior Notes shall not, at any time, exceed $300,000,000, in the aggregate; and.

                  (e) Clause (v). Section 9.10(h) of the Guaranty shall be amended by adding a new clause (v) as follows:

                           (v) the terms and conditions of the 2003 Senior Notes
                  and the related Indenture dated as of May 19, 2003, shall be satisfactory, in form and substance, to the Agents and the Banks.

         5. AMENDMENT TO SECTION 9.12(L) OF THE GUARANTY. Section 9.12(l) of the Guaranty shall be amended by deleting it in its entirety and replacing it with the following:

                  (l) the guarantee by the Guarantor of the obligations of the Park Creek Metropolitan District and Stapleton Land LLC located in Stapleton, Colorado, with respect to the $19,000,000 Park Creek District Subordinate Limited Property Tax Revenue Bonds, Series 2003A and the $10,000,000 Park Creek District Subordinate Limited Property Tax Revenue Bonds, Series 2003B, provided, that such guarantee obligations shall not be amended, restated or otherwise modified without the prior written consent of the Banks.

         6. AMENDMENT TO SECTION 9.13 OF THE GUARANTY. Section 9.13 of the Guaranty shall be amended as follows:

                  (a) Section 9.13(b). Section 9.13(b) of the Guaranty shall be amended by adding the words "of any" after the word "account" contained in the proviso therein, but leaving it the same in all other respects.

                  (b) Section 9.13(d). Section 9.13(d) of the Guaranty shall be amended by deleting it in its entirety and replacing it with the following:

                           (d) the Guarantor shall not directly or indirectly
                  exercise its optional redemption rights, under the terms of either of the Indentures or any of the Senior Notes, to redeem any of the Senior Notes prior to its maturity date, or to deposit monies or other assets with the respective trustee under each respective Indenture for the payment of any of the one or more Senior Notes or the release of restrictive covenants thereunder, by defeasance, without in each case the prior written consent of the Required Banks, provided, that the Guarantor may, and the Guarantor hereby agrees that it will, redeem all of the outstanding principal amount

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                  of the 1998 Senior Notes as soon as practicable, and in any event prior to July 21, 2003.

         7. AMENDMENT TO SECTION 10(D) OF THE GUARANTY. Section 10(d) of the Guaranty shall be amended by deleting the proviso contained therein and replacing it with the following proviso:

                           provided, that it shall be an Event of Default hereunder if any default occurs (after giving effect to any applicable grace period) under any of the Senior Notes permitted by Section 9.10(h) of this Guaranty or under either of the Indentures, or.

         8. REPRESENTATIONS AND WARRANTIES. The Guarantor represents and warrants to the Agents and each of the Banks as follows:

                  (a) INCORPORATION OF REPRESENTATIONS AND WARRANTIES. Each and every representation and warranty made by the Guarantor in Section 7 of the Guaranty is incorporated herein as if fully rewritten herein at length and is true, correct and complete as of the date hereof and no Event of Default or Possible Default exists on such date;

                  (b) REQUISITE AUTHORITY. The Guarantor has all requisite power and authority to execute and deliver and to perform its obligations in respect of this First Amendment to Guaranty and each and every other agreement, certificate, or document required to be delivered as a condition precedent to this First Amendment to Guaranty or to the First Amendment to Credit Agreement;

                  (c) DUE AUTHORIZATION; VALIDITY. The Guarantor has taken all necessary action to authorize the execution, delivery, and performance by it of this First Amendment to Guaranty and every other instrument, document, and certificate relating thereto. This First Amendment to Guaranty has been duly executed and delivered by the Guarantor and is the legal, valid, and binding obligation of the Guarantor enforceable against it in accordance with its terms; and

                  (d) NO CONSENT. No consent, approval, or authorization of, or registration with, any governmental authority or other Person is required in connection with the execution, delivery, and performance of this First Amendment to Guaranty and the transactions contemplated hereby.

         9. NO WAIVER. Except as otherwise expressly provided herein, the acceptance, execution, and/or delivery of this First Amendment to Guaranty by the Agents and the Banks shall not constitute a waiver or release of any obligation or liability of the Guarantor under the Guaranty as in effect prior to the effectiveness of this First Amendment to Guaranty or as amended hereby or waive or release any Event of Default or Possible Default existing at any time.

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          10. CONDITIONS TO CLOSING. Except as otherwise expressly provided in this First Amendment to Guaranty, prior to or concurrently with the execution and delivery of this First Amendment to Guaranty, and as conditions precedent to the effectiveness of the amendments to the Guaranty provided for herein, the Agents and the Banks and their respective counsel shall have received such opinions of counsel to the Guarantor, certified copies of resolutions of the Board of Directors of the Guarantor, and such other documents as shall be required by the Agents, the Banks, or their respective counsel to evidence and confirm the due authorization, execution, and delivery of this First Amendment to Guaranty, all in form and substance satisfactory to the Agents and the Banks and their respective counsel; the Agents and the Banks shall have received duly executed copies of the 2003 Senior Notes and the Indenture dated as of May 19, 2003 related thereto and each shall be in form and substance satisfactory to the Agents and the Banks; all conditions to the First Amendment to Credit Agreement shall have been satisfied; and all costs, fees, and expenses required by the First Amendment to Credit Agreement to have been paid by the Borrower in connection with the First Amendment to Credit Agreement and/or this First Amendment to Guaranty shall have been paid.

         11. CONFIRMATION OF GUARANTY. The Guarantor hereby confirms that the Guaranty is in full force and effect on the date hereof and that, upon the amendments herein provided becoming effective, the Guaranty will continue in full force and effect in accordance with its terms, as hereby amended.




                                      * * *


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         IN WITNESS WHEREOF, the parties hereto, each by an officer thereunto duly authorized, have caused this First Amendment to Guaranty of Payment of Debt to be executed and delivered as of the date first above written.

                                    FOREST CITY ENTERPRISES, INC.

                                    BY: /s/ Charles A. Ratner
                                        ----------------------------------------
                                        TITLE: President and Chief Executive
                                               Officer
                                               --------------------------------

                                    KEYBANK NATIONAL ASSOCIATION,
                                    Individually and as Administrative Agent

                                    BY: /s/ Donald Woods
                                        ---------------------------------------
                                        TITLE: Assistant Vice President
                                               --------------------------------


                                    NATIONAL CITY BANK, Individually and as
                                    Syndication Agent

                                    BY: /s/ Anthony J. DiMare
                                        ---------------------------------------
                                        TITLE: Senior Vice President
                                               --------------------------------


                                    THE HUNTINGTON NATIONAL BANK

                                    BY: /s/ Richard Goss Jr.
                                        ---------------------------------------
                                        TITLE: Vice President
                                               --------------------------------


                                    FIRST MERIT BANK

                                    BY: /s/ John F. Neumann
                                        ---------------------------------------
                                        TITLE: Senior Vice President
                                               --------------------------------


                                    U.S. BANK NATIONAL ASSOCIATION

                                    BY:
                                       ----------------------------------------
                                        TITLE:
                                              ---------------------------------




       (Signature page to First Amendment to Guaranty of Payment of Debt.)


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                                    COMERICA BANK

                                    BY:  /s/ Charles Weddell
                                         --------------------------------------
                                        TITLE: Vice President
                                               --------------------------------


                                    FIRST MERIT BANK

                                    BY: /s/ John Neumann
                                        ---------------------------------------
                                        TITLE: Senior Vice President
                                              ---------------------------------


                                    LASALLE BANK N.A.

                                    BY: /s/ Marilyn Maloney
                                        ---------------------------------------
                                        TITLE: First Vice President
                                               --------------------------------


                                    MANUFACTURERS AND TRADERS
                                    TRUST COMPANY

                                    BY: /s/ Kevin B. Quinn
                                        ---------------------------------------
                                        TITLE: Vice President
                                               --------------------------------


                                    FIFTH THIRD BANK

                                    BY: /s/ James Byrnes
                                        ---------------------------------------
                                        TITLE: Vice President
                                               --------------------------------















       (Signature page to First Amendment to Guaranty of Payment of Debt)


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                                    FLEET NATIONAL BANK

                                    BY: /s/ James Magaldi
                                        --------------------------------------
                                        TITLE: Vice President
                                               -------------------------------


                                    CREDIT LYONNAIS, NEW YORK BRANCH

                                    BY: /s/ Greg Nuber
                                        --------------------------------------
                                        TITLE: Vice President
                                               -------------------------------


                                    THE PROVIDENT BANK

                                    BY: /s/ Tom Stewart
                                        --------------------------------------
                                        TITLE: Vice President
                                               -------------------------------
























       (Signature page to First Amendment to Guaranty of Payment of Debt)